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                   FIRST AMENDMENT TO DISTRIBUTION AGREEMENT


      THIS FIRST AMENDMENT TO DISTRIBUTION AGREEMENT ("Amendment") is made as of this 8th day of September, 1995 by and among Mesaba Holdings, Inc., formerly known as AirTran Corporation, a Minnesota corporation, Mesaba Aviation, Inc., a Minnesota corporation, AirTran Airways, Inc., a Delaware corporation and Airways Corporation, a Delaware corporation.

                             W I T N E S S E T H:

      WHEREAS, the parties entered in a Distribution Agreement dated as of July 13, 1995; and

      WHEREAS, the parties desire to amend the Distribution Agreement as set forth hereinafter;

      NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

      1. The "Distribution Date" in the Distribution Agreement shall be deemed to be August 31, 1995, and all references in the Distribution Agreement to the "Distribution Date" shall be deemed to be references to the date August 31, 1995.

      2. Except as amended hereby, all terms and conditions of the Distribution Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the date first above written.

                                    MESABA HOLDINGS, INC.


                                    By /s/John S. Fredericksen
                                       -------------------------------------
                                        Its  Vice President
                                            --------------------------------
                                    MESABA AVIATION, INC.


                                    By /s/John S. Fredericksen
                                       -------------------------------------
                                        Its  Vice President
                                            --------------------------------

                                    AIRWAYS CORPORATION


                                    By /s/John S. Olbrych
                                       -------------------------------------
                                        Its  Senior Vice President, Finance
                                            --------------------------------

                                    AIRTRAN AIRWAYS, INC.


                                    By /s/John S. Olbrych
                                       -------------------------------------
                                        Its  Senior Vice President, Finance
                                            --------------------------------